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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 30, 2004
                        (DATE OF EARLIEST EVENT REPORTED)



                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-20867
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        DELAWARE                                           36-4082530
(State of Incorporation)                       (IRS Employer Identification No.)

                               5400 S. PULASKI RD.
                                CHICAGO, IL 60632
                    (Address of Principal Executive Offices)

                                 (773) 582-8616
              (Registrant's telephone number, including are code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)     The following exhibit is being furnished herewith:

                99.1     Press Release, dated July 30, 2004, of
                         Park Bancorp, Inc.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being provided under Item 12, Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

     On July 30, 2004, Park Bancorp, Inc. issued a press release to report the company's 2004 second quarter and quarterly dividend. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PARK BANCORP, INC.


Date: July 30, 2004                         By: /s/ David A. Remijas
                                                -------------------------------
                                                  David A. Remijas
                                                  CHIEF EXECUTIVE OFFICER


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                                  EXHIBIT INDEX


99.1     Press Release, dated July 30, 2004, of Park Bancorp, Inc.